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                                                             Exhibit 10.20


                             STOCK PLEDGE AGREEMENT

                  THIS STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of June 24, 1996, is entered into between CENTRAL FINANCIAL ACCEPTANCE CORPORATION, a Delaware corporation ("Pledgor"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as collateral agent under the belowdefined Intercreditor Agreement ("Secured Party"), with reference to the following:

                  WHEREAS, Pledgor beneficially owns: (i) ___________ (___) shares of the common stock of Central Installment Credit Corporation, a California corporation ("Borrower");

                  WHEREAS, Borrower, Banners Central Electric, Inc., a California corporation ("BCE"), and Secured Party are parties to that certain Third Amended and Restated Loan Agreement (the "Loan Agreement"), of even date herewith, pursuant to which Secured Party has agreed to make certain financial accommodations to Borrower;

                  WHEREAS, to induce Secured Party to make the financial accommodations provided to Borrower pursuant to the Loan Agreement, Pledgor desires to pledge, grant, transfer, and assign to Secured Party a security interest in the Collateral (as hereinafter defined) to secure the Secured Obligations (as hereinafter defined), as provided herein.

                  NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

1.       Definitions and Construction.

                  (a) Definitions. All initially capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement. As used in this Agreement:

                           "Agreement" shall have the meaning ascribed thereto
                  in the preamble hereto.

                           "BCE" shall have the meaning ascribed thereto in the
                  recitals to this Agreement.

                           "Borrower" shall have the meaning ascribed thereto in
                  the recitals to this Agreement.

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                           "Chief Executive Office" shall mean where Pledgor is
                  deemed located pursuant to Section9-103(3)(d) of the Code.

                           "Collateral" shall mean the Pledged Shares, the
                  Future Rights, and the Proceeds, collectively.

                           "Future Rights" shall mean: (a) to the extent of
Pledgor's interest therein, all shares of stock (other than Pledged Shares) of the Issuers, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, shares of stock of the Issuers;
(b) to the extent of Pledgor's interest therein, all shares of, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase shares of stock of any Person in which Pledgor, after the date of this Agreement, acquires a direct equity interest, irrespective of whether such Person is or becomes a Subsidiary of Pledgor; and (c) the certificates or instruments representing such additional shares, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares.

                           "Guaranty" shall mean that certain Continuing
Guaranty, of even date herewith, executed and delivered by Pledgor with respect to the current and future obligations of Borrower and BCE owing to Secured Party, as such guaranty may be modified, extended, supplemented, restated, amended, or otherwise changed from time to time.

                  "Holder" and "Holders" shall have the meanings ascribed thereto in Section 3 of this Agreement.

                  "Intercreditor Agreement" shall mean the Second Amended and Restated Collateral Agency Intercreditor Agreement, of even date herewith, between Secured Party, Sanwa Bank of California, and Sumitomo Bank of California.

                  "Issuers" shall mean Borrower, and any other Person identified as an Issuer on Schedule A attached hereto (or any addendum thereto), and any successors thereto, whether by merger or otherwise.

                  "Lien"   shall mean any lien, mortgage, pledge, assignment
(including any assignment of rights to receive payments of money), security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, or any agreement to give any security interest).

                  "Loan Agreement"   shall have the meaning ascribed thereto in
the recitals to this Agreement.

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                  "Pledged Shares" shall mean all of the shares described in the recitals to this Agreement and any other shares identified as Pledged Shares on Schedule A attached hereto (or any addendum thereto).

                  "Pledgor" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  "Proceeds" shall mean all proceeds (including proceeds of proceeds) of the Pledged Shares and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Shares, Future Rights, or proceeds thereof (including any cash, stock, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any claims against financial intermediaries under Section8-313(2) of the Code or otherwise); (b) "proceeds," as such term is used in Section9-306 of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Shares, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Shares, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Shares, Future Rights, or proceeds thereof.

                  "Secured Obligations" shall mean all liabilities, obligations, or undertakings owing by Pledgor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Guaranty, this Agreement, or any other Loan Document, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which Pledgor is required to pay pursuant to any of the foregoing, by law, or otherwise.

                  "Secured Party" shall have the meaning ascribed thereto in the preamble to this Agreement, together with its successors or assigns.

                  "Securities Act" shall have the meaning ascribed thereto in
Section 9(c) of this Agreement.

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                  (b) Construction.

                  (i) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term or has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof,""herein,""hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Agreement, the Loan Agreement, the Guaranty, or any of the other Loan Documents.

                  (ii) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Secured Party or Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by both of the parties and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

                  (iii) In the event of any direct conflict between the express terms and provisions of this Agreement and of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

         1. Pledge. As security for the prompt payment and performance of the Secured Obligations in full by Borrower when due, whether at stated maturity, by acceleration or otherwise (including amounts that would become due but for the operation of the provisions of the Bankruptcy Code), Pledgor hereby pledges, grants, transfers, and assigns to Secured Party a security interest in all of Pledgor's right, title, and interest in and to the Collateral.

         2.       Delivery and Registration of Collateral.

                  (a) All certificates or instruments representing or evidencing the Collateral immediately shall be delivered by Pledgor to Secured Party or Secured Party's designee pursuant hereto at a location designated by Secured Party and shall be held by or on behalf of Secured Party pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

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                  (b) After the occurrence and during the continuance of an
Event of Default, Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register on the books of the Issuers (or of any other Person maintaining records with respect to the Collateral) in the name of Secured Party or any of its nominees any or all of the Collateral. In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

                  (c) If, at any time and from time to time, any Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a Person other than Secured Party or Pledgor (a "Holder"), then Pledgor shall immediately, at Secured Party's option, either cause such Collateral to be delivered into Secured Party's possession, or execute and deliver to such Holder a written notification/instruction, and take all other steps necessary to perfect the security interest of Secured Party in such Collateral, including obtaining from such Holder a written acknowledgement that such Holder holds such Collateral for Secured Party, all pursuant to SectionSection8-313 and 8-321 of the Code or other applicable law governing the perfection of Secured Party's security interest in the Collateral in the possession of such Holder. Each such notification/instruction and acknowledgement shall be in form and substance satisfactory to Secured Party.

                  (d) Any and all Collateral (including dividends, interest, and other cash distributions) at any time received or held by Pledgor shall be so received or held in trust for Secured Party, shall be segregated from other funds and property of Pledgor and shall be forthwith delivered to Secured Party in the same form as so received or held, with any necessary endorsements.

                  (e) If at any time and from time to time any Collateral consists of an uncertificated security or a security in book entry form, then Pledgor shall immediately cause such Collateral to be registered or entered, as the case may be, in the name of Secured Party, or otherwise cause Secured Party's security interest thereon to be perfected in accordance with applicable law.

                  3.       Voting Rights and Dividends.

                  (a) So long as no Event of Default shall have occurred and be continuing and so long as Secured Party has not given notice to Pledgor of its exercise of its rights under this Section 4, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of the Loan Documents.

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                  (b) Upon the occurrence and during the continuance of an Event of Default and following the giving of notice by Secured Party to Pledgor of the exercise of its rights under this Section 4, all rights of Pledgor to exercise the voting and other consensual rights shall cease, and all such rights shall thereupon become vested in Secured Party, who shall thereupon have the sole right to exercise such voting or other consensual rights. Pledgor shall execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may reasonably request for the purpose of enabling Secured Party to exercise the voting and other rights which it is entitled to exercise and to receive the dividends and distributions that it is entitled to receive and retain pursuant to the preceding sentence.

                  4. Representations and Warranties. Pledgor represents, warrants, and covenants as follows:

                  (a) Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and Pledgor agrees that Secured Party shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;

                  (b) All information herein or hereafter supplied to Secured Party by or on behalf of Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects;

                  (c) Pledgor is and will be the sole legal and beneficial owner of the Collateral (including the Pledged Shares and all other Collateral acquired by Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party;

                  (d) This Agreement, and the delivery to Secured Party of the Pledged Shares representing Collateral (or the delivery to all Holders of the Pledged Shares representing Collateral of the notification/instruction referred to in Section 3 of this Agreement), creates a valid, perfected, and first priority security interest in one hundred percent (100%) of the Pledged Shares in favor of Secured Party securing payment of the Secured Obligations, and all actions necessary to achieve such perfection have been duly taken;

                  (e) Schedule A to this Agreement is true and correct and complete in all material respects; without limiting the generality of the foregoing: (i) all the Pledged Shares are in certificated form, and, except to the extent registered in the name of Secured Party or its nominee pursuant to the provisions of this Agreement, are registered in the name of Pledgor; and
(ii) the Pledged Shares as to each of the Issuers constitute at least the percentage of all the fully

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diluted issued and outstanding shares of stock of such Issuer as set forth in
Schedule A to this Agreement;

                  (f) There are no presently existing Future Rights or Proceeds owned by Pledgor, except as set forth in Schedule C hereto;

                  (g) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable; and

                  (h) Neither the pledge of the Collateral pursuant to this Agreement nor the extensions of credit represented by the Secured Obligations violates Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                  5.       Further Assurances.

                  (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) at the request of Secured Party, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (iii) allow inspection of the Collateral by Secured Party or Persons designated by Secured Party; and (iv) appear in and defend any action or proceeding that may affect Pledgor's title to or Secured Party's security interest in the Collateral.

                  (b) Pledgor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Pledgor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) Pledgor will furnish to Secured Party, upon the request of Secured Party: (i) a certificate executed by an authorized officer of Pledgor, and dated as of the date of delivery to Secured Party, itemizing in such detail as Secured Party may request, the Collateral which, as of the date of such certificate, has been delivered to Secured Party by Pledgor pursuant

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to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may request.

                  6.       Covenants of Pledgor. Pledgor shall:

                  (a) Cause Borrower to perform each and every covenant in the Loan Documents applicable to Borrower;

                  (b) At all times keep at least one complete set of its records concerning substantially all of the Collateral at its Chief Executive Office as set forth in Schedule B hereto, and not change the location of its Chief Executive Office or such records without giving Secured Party at least thirty
(30) days prior written notice thereof;

                  (c) To the extent it may lawfully do so, use its best efforts to prevent the Issuers from issuing Future Rights or Proceeds, except for cash dividends and other distributions, if any, that are not prohibited by the terms of the Loan Agreement to be paid by any Issuer to Pledgor; and

                  (d) Upon receipt by Pledgor of any material notice, report, or other communication from any of the Issuers or any Holder relating to all or any part of the Collateral, deliver such notice, report or other communication to Secured Party as soon as possible, but in no event later than five (5) days following the receipt thereof by Pledgor.

                  7.       Secured Party as Pledgor's Attorney-in-Fact.

                  (a) Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time at Secured Party's discretion, to take any action and to execute any instrument that Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) after the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms;
(ii) to issue any notifications/instructions Secured Party reasonably deems necessary pursuant to Section 3 of this Agreement; or (iii) during the continuance of an Event of Default, to arrange for the transfer of the Collateral on the books of any of the Issuers or any other Person to the name of Secured Party or to the name of Secured Party's nominee.

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                  (b) In addition to the designation of Secured Party as
Pledgor's attorney-in-fact in subsection (a), Pledgor hereby irrevocably appoints Secured Party as Pledgor's agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or any of the Issuers engage in business, in order to transfer or to more effectively transfer any of the Pledged Shares or otherwise enforce Secured Party's rights hereunder.

                  8. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default:

                  (a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and Secured Party may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such public sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, Pledgor hereby waives any claims against Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.

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                  (b) Pledgor hereby agrees that any sale or other disposition of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the City of Los Angeles, California in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

                  (c) Pledgor hereby acknowledges that the sale by Secured Party of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" or other state securities laws may require strict limitations as to the manner in which Secured Party or any subsequent transferee of the Collateral may dispose thereof. Pledgor acknowledges and agrees that in order to protect Secured Party's interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Pledgor has no objection to sale in such a manner and agrees that Secured Party shall have no obligation to obtain the maximum possible price for the Collateral. Without limiting the generality of the foregoing, Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, Secured Party may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Secured Party may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors deemed by Secured Party, in its reasonable judgment, to be institutional investors or other responsible parties who might be interested in purchasing the Collateral. If Secured Party shall solicit such offers, then the acceptance by Secured Party of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

                  (d) If Secured Party shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section, Pledgor agrees that, upon request of Secured Party, Pledgor will, at its own expense:

                                    (i) use its best efforts to execute and
deliver, and cause the Issuers and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

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                                    (ii) use its best efforts to qualify the
Collateral under the state securities laws or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by Secured Party;

                                    (iii) cause the Issuers to make available to
their respective security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

                                    (iv) execute and deliver, or cause the
officers and directors of the Issuers to execute and deliver, to any person, entity or governmental authority as Secured Party may choose, any and all documents and writings which, in Secured Party's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or the Issuers engage in business, in order to transfer or to more effectively transfer the Pledged Shares or otherwise enforce Secured Party's rights hereunder; and

                                    (v) do or cause to be done all such other
acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

                  (e) PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW: (I) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME SECURED PARTY DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (II) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (III) EXCEPT AS SET FORTH IN SUBSECTION (A) OF THIS SECTION, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

         9. Application of Proceeds. After the occurrence and during the continuance of an Event of Default, any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by Secured Party of its remedies as a secured creditor as provided in Section 9 shall be applied from time to time by Secured Party as provided in the Loan Agreement.

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         10. Duties of Secured Party. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9-207 of the Code, Secured Party shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Collateral.

         11. CHOICE OF LAW AND VENUE. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER COURT IN WHICH SECURED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF PLEDGOR AND SECURED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12.

         12. Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Secured Party to exercise, and no delay in exercising any right under this Agreement, the Guaranty, any other Loan Document, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, the Guaranty, any other Loan Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement, the Guaranty, or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

         13. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be delivered in the manner set forth in the Loan Agreement.

         14. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall: (i) remain in full force and effect until the indefeasible payment in full of the Secured Obligations; (ii) be binding upon Pledgor and its successors and assigns; and
(iii) inure to the benefit of Secured Party and its successors, transferees, and assigns. Upon the indefeasible payment in full of the Secured Obligations, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination, Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination. Such documents shall be prepared by Pledgor and shall be in form and substance reasonably satisfactory to Secured Party.

         15. Security Interest Absolute. To the maximum extent permitted by law, all rights of Secured Party, all security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including any of the Loan Documents;

                  (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents, or any other agreement or instrument relating thereto;

                  (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

                  (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, Pledgor.

To the maximum extent permitted by law, Pledgor hereby waives any right to require Secured Party to: (A) proceed against or exhaust any security held from Pledgor; or (B) pursue any other remedy in Secured Party's power whatsoever.

         16. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

         17. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

         19. Waiver of Marshaling. Each of Pledgor and Secured Party acknowledges and agrees that in exercising any rights under or with respect to the Collateral: (i) Secured Party is under no obligation to marshal any Collateral; (ii) may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (iii) may, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner it so elects. Pledgor and Secured Party waive any right to require the marshaling of any of the Collateral.

                  20.      Arbitration.

                  (a) This arbitration provision relates to and governs the resolution of any controversies or claims between and among Pledgor, Secured Party, Agent, Collateral Agent and Banks (hereinafter in this provision collectively referred to as the "Parties"), or any subset of them, that in any way relate or pertain to the Loan Documents or the transactions or dealings among the Parties with respect thereto, including but not limited to any controversies or claims that arise from:

                           (i) This Agreement (including any renewals,
restatements, amendments, supplements, extensions or modifications of this Agreement) or any other Loan Document;

                           (ii) Any document, agreement or procedure related to
or delivered in connection with this Agreement or any other Loan Document;

                          (iii) Any breach or violation by any Party of this
Agreement or any other Loan Document; or

                           (iv) Any claim for damages (whether in tort or
contract) resulting from any business conducted between the Parties or any subset of them that in any way pertains to the Loan Documents or the transactions contemplated thereby.

                  (b) At the request of any Party, any such controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Agreement provides that it is governed by California law.

                  (c) Arbitration proceedings will be administered by the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted within Los Angeles County, California.

                  (d) For purposes of the application of the statute of limitations, the filing of an arbitration pursuant to this paragraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this paragraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis.

                  (e) If there is a dispute as to whether an issue is arbitrable, the arbitrators will have the authority to resolve any such dispute.

                  (f) The decision that results from an arbitration proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                  (g) The procedure described above in this Section will not apply if the controversy or claim, at the time of the proposed submission to arbitration, arises from or relates to an obligation owed to Collateral Agent, Agent, or any Bank that is secured by real property located in California. In this case, all affected Parties must consent to submission of the claim or controversy to arbitration. If such affected Parties do not consent to arbitration, the controversy or claim will be settled as follows:

                           (i) The affected Parties will designate a referee (or
a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                           (ii) The designated referee (or the panel of
referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                           (iii) The referee (or the presiding referee of the
panel) will be an active attorney or a retired judge; and

                           (iv) The award that results from the decision of the
referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                  (h) This provision does not limit the right of the Parties to:

                           (i) exercise self-help remedies such as setoff;

                           (ii) foreclose against or sell any real or personal
                  property collateral; or

                           (iii) act in a court of law, before, during or after
                  the arbitration proceeding to obtain:

                                    (A)    an interim remedy; and/or

                                    (B)    additional or supplementary remedies.

                  (i) The pursuit of or a successful action for interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of the Parties, including the suing party, to submit the controversy or claim to arbitration if the other party contests the lawsuit. However, if the controversy or claim arises from or relates to an obligation to Collateral Agent, Agent, or any Bank which is secured by real property located in California at the time of the proposed submission to arbitration, this right is limited according to the provision above requiring the consent of all affected Parties to seek resolution through arbitration.

                  (j) If the Collateral Agent, Agent or any Bank forecloses against any real property securing any obligation contained in any Loan Document, such foreclosing Party has the option to exercise the power of sale under the deed of trust or mortgage, or to proceed by judicial foreclosure.

                  IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first written above.

BANK OF AMERICA NATIONAL                 CENTRAL FINANCIAL
TRUST AND SAVINGS ASSOCIATION,           ACCEPTANCE CORPORATION,
as Collateral Agent                      a Delaware corporation


By ________________________                 By __________________________
Title: ____________________                 Title:_______________________

                                   SCHEDULE A

                                       TO

                             STOCK PLEDGE AGREEMENT

                Pledgor: Central Financial Acceptance Corporation

                                  Pledged Shares
                                  --------------
                                                 Former
                                                 Name, if any,
                                                 in which        Pledgor's
           Number of              Certificate    Certificate     Percentage    Jurisdiction of
Issuer      Shares      Class      Number(s)     Issued          Ownership     Incorporation
- ------      ------      -----     ------------   ------------    ----------    ---------------
Central                                                            100%          California
Installment
Credit
Corporation



                                   SCHEDULE B

                                       TO

                             STOCK PLEDGE AGREEMENT

Pledgor: Central Financial Acceptance Corporation, a Delaware corporation

         Address of Chief Executive Office:

         5480 East Ferguson Drive
         Commerce, California 90022

                                   SCHEDULE C

                                       TO

                             STOCK PLEDGE AGREEMENT

Existing Future Rights and Proceeds:  None